COMMON SHARESShares
        OF BENEFICIAL INTEREST

Number  PAR VALUE $.001

        ORGANIZED UNDER THE LAWS
        OF THE STATE OF DELAWARE

        The Shares represented by this         THIS CERTIFICATE
        certificate may not be owned or        IS TRANSFERABLE IN
        transferred, directly or indirectly,   BOSTON OR IN NEW YORK CITY
        by or to (I) the United States, or
        any state or political subdivision
        thereof, any foreign government, any   CUSIP
        international organization, or any     SEE REVERSE FOR CERTAIN
        agency or instrumentality of any of    DEFINITIONS
        the foregoing, (II) any organization
        (other than a farmer's cooperative
        described in ss. 521 of the Internal
        Revenue Code of 1988, as amended
        (the "Code")) that is exempt from
        the tax imposed by 28 U.S.C. ss.ss.
        1-1399 and not subject to the tax
        imposed by 28 U.S.C. ss. 511; or
        (III) any rural electric or
        telephone cooperative described in
        ss. 1381(A)(2)(C) of the Code.


                    BLACKROCK INSURED MUNICIPAL INCOME TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


     FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


     BlackRock Insured Municipal Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                            (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR



     AUTHORIZED SIGNATURE          SECRETARY                  PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common               UNIF GIFT MIN ACT-...........Custodian....................
TEN ENT  -   as tenants by the entireties                           (Cust)                 (Minor)

JT TEN   -   as joint tenants with right of
             survivorship and not as tenants     Act ...........................
             in common                                      (State)

     Additional abbreviations may also be used though not in the above list.


For Value Received                       hereby sell, assign and transfer unto
                  -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------



                     Common Shares of Beneficial Interest represented by the
--------------------
within Certificate and do hereby irrevocably constitute and appoint
                     Attorney to transfer the said shares on the books of the
--------------------
within-named Trust, with full power of substitution in the premises.

Dated
     ---------

                                       X
                                        ---------------------------------------

                                       X
                                        ---------------------------------------

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  ----------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.

                                       2